Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant customarily and actually treats as private and confidential.

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

VAXXINITY, INC.

AND

THE “INVESTORS”,

as defined herein

November 15, 2021

i

VAXXINITY, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of November 15, 2021, by and among Vaxxinity, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, on the date hereof, the Company has priced an initial public offering (the “IPO”) of shares of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), pursuant to an Underwriting Agreement, dated as of the date hereof (the “Underwriting Agreement”);

WHEREAS, in connection with the IPO, the parties have agreed to terminate that certain Amended and Restated Investors’ Rights Agreement, dated as of March 17, 2021, effective as of the closing of the IPO; and

WHEREAS, parties believe that it is in the best interests of the Company and the other parties hereto to set forth their agreements regarding registration rights and certain other matters following the closing of the IPO.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2 “Board of Directors” means the board of directors of the Company.

1.3 “Class A Common Stock” shall have the meaning set forth in the Preamble.

1.4 “Class B Common Stock” means shares of the Company’s Class B Common Stock, par value $0.0001 per share.

1.5 “Common Stock” means, collectively, shares of the Class A Common Stock and Class B Common Stock.

1.6 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.7 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.8 “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.9 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.10 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.11 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.12 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, statutory domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.13 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.14 “IPO” shall have the meaning set forth in the Preamble.

1.15 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.16 “Registrable Securities” means the Class A Common Stock (including any Class A Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company) held by the Holders at any time; excluding, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 3.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.12 of this Agreement.

2

1.17 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities.

1.18 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.19 “SEC” means the Securities and Exchange Commission.

1.20 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.21 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.22 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.23 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.24 “Underwriting Agreement” shall have the meaning set forth in the Preamble.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the date that is one hundred eighty (180) days after the date of the final prospectus relating to the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least thirty percent (30%) of the Registrable Securities then outstanding, then the Company shall (A) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (B) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

3

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than pursuant to a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected one registration pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Subsection 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to

4

the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s Common Stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded

5

from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

6

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $50,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

7

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel,

8

with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (A) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

9

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder or prospective holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 for an underwritten offering, and ending on the date specified by the Company and the managing underwriter (such period not to exceed ninety (90) days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the Immediate Family Member of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.

10

2.12 Restrictions on Transfer.

(a) The Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate, instrument, or book entry representing the Registrable Securities and any other securities issued in respect of the Registrable Securities, upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (A) in any transaction in compliance with SEC Rule 144; or (B) in any

11

transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12 to the extent then applicable. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earlier of:

(a) with respect to any Holder who then holds less than five percent (5%) of the then outstanding Common Stock, such time after consummation of the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration (including without any limitations requiring the availability of current public information); and

(b) the fourth (4th) anniversary of the IPO.

3. Miscellaneous.

3.1 Successors and Assigns . The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (a) is an Affiliate of a Holder, (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members, or (c) after such transfer, holds at least 1,100,032 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred, and (ii) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (A) that is an Affiliate or stockholder of a Holder; (B) who is a Holder’s Immediate Family Member; or (C) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law . This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

12

3.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the General Counsel, in the case of the Company, or to such email address or address as subsequently modified by written notice given in accordance with this Subsection 3.5. If notice is given to the Company, a copy shall also be sent to Cravath, Swaine & Moore LLC, 825 Eighth Avenue, New York, NY 10019, Attention: Joseph D. Zavaglia and Nicholas A. Dorsey.

(b) Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth below such Investor’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. Each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

3.6 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor if the terms of such amendment, modification, termination, or waiver do not apply to all Investors in the same fashion. Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time to add transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties. The Company shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment,

13

modification, termination, or waiver effected in accordance with this Subsection 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

3.9 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.10 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the County of New York, State of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the County of New York, State of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

14

3.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(Signature page follows)

15

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY

VAXXINITY, INC.

By:	/s/ René Paula

Name:	René Paula
Title:	General Counsel and Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTOR

2859611 Canada Inc.
((Print Investor name)

/s/ Jean Fontaine
(Signature)

Jean Fontaine
(Print name of signatory, if signing for an entity)

President and CEO
(Print title of signatory, if signing for an entity)

INVESTOR

Academy Ventures, LLC
(Print Investor name)

/s/ Chance Mims
(Signature)

Chance Mims
(Print name of signatory, if signing for an entity)

Managing Partner
(Print title of signatory, if signing for an entity)

INVESTOR

Adage Capital Partners, LP
(Print Investor name)

/s/ Dan Lehan
(Signature)

Dan Lehan
(Print name of signatory, if signing for an entity)

C.O.O, Adage Capital Advisors, LLC, Managing Member Adage Capital Partners, GP, LLC, its General Partner
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Adam Bernholz
(Print Investor name)

/s/ Adam Bernholz
(Signature)

Adam Bernholz
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Adin Campbell Murray
(Print Investor name)

/s/ Adin Campbell Murray
(Signature)

Adin Campbell Murray
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Ajay K. Gupta and Silvia S. Gupta Family Trust
(Print Investor name)

/s/ Ajay Gupta
(Signature)

Ajay Gupta
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Araceli Perez
(Print Investor name)

/s/ Araceli Perez
(Signature)

Araceli Perez
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Ask America LLC
(Print Investor name)

/s/ Anita Khubani
(Signature)

Anita Khubani
(Print name of signatory, if signing for an entity)

Managing Director
(Print title of signatory, if signing for an entity)

INVESTOR

Ayon Capital, LLC
(Print Investor name)

/s/ Siddhartha Pagidipati
(Signature)

Siddhartha Pagidipati
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

BBRC International Pte Ltd at The BB Family International Trust
(Print Investor name)

/s/ Tim Dodd
(Signature)

Tim Dodd
(Print name of signatory, if signing for an entity)

Chief Financial Officer
(Print title of signatory, if signing for an entity)

INVESTOR

Becky Lynne Trust
(Print Investor name)

/s/ Becky Robbins
(Signature)

Becky Robbins
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

Beofund LLC
(Print Investor name)

/s/ Matt Shlosberg
(Signature)

Matt Shlosberg
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Blackfoot Healthcare Ventures LLC
(Print Investor name)

/s/ Lou Reese IV
(Signature)

Lou Reese IV
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Blatt Family Investments LLC
(Print Investor name)

/s/ Greg Blatt
(Signature)

Greg Blatt
(Print name of signatory, if signing for an entity)

Investment Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Bonnie Pearl Robbins
(Print Investor name)

/s/ Bonnie Pearl Robbins
(Signature)

Bonnie Pearl Robbins
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Brian Cooper
(Print Investor name)

/s/ Brian Cooper
(Signature)

Brian Cooper
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Brian Guiltinan
(Print Investor name)

/s/ Brian Guiltinan
(Signature)

Brian Guiltinan
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Hallie Guiltinan
(Print Investor name)

/s/ Hallie Guiltinan
(Signature)

Hallie Guiltinan
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

C S Bio Co.
(Print Investor name)

/s/ Jason Chang
(Signature)

Jason Chang
(Print name of signatory, if signing for an entity)

C. E. O.
(Print title of signatory, if signing for an entity)

INVESTOR

Celina Belizan
(Print Investor name)

/s/ Celina Belizan
(Signature)

Celina Belizan
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Charles Brady Jr.
(Print Investor name)

/s/ Charles Brady Jr.
(Signature)

Charles Brady Jr.
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Charles D. Duva
(Print Investor name)

/s/ Charles D. Duva
(Signature)

Charles D. Duva
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Elizabeth H. Duva
(Print Investor name)

/s/ Elizabeth H. Duva
(Signature)

Elizabeth H. Duva
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Chasing The Sun 2 LLC
(Print Investor name)

/s/ Landon E. Ogilvie
(Signature)

Landon E. Ogilvie
(Print name of signatory, if signing for an entity)
President
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Chatham Hill Investment Partnership
(Print Investor name)

/s/ Regen Horchow
(Signature)

Regen Horchow
(Print name of signatory, if signing for an entity)

Partner
(Print title of signatory, if signing for an entity)

INVESTOR

Competent Excel Limited
(Print Investor name)

/s/ Huang Chao
(Signature)

Huang Chao
(Print name of signatory, if signing for an entity)

Director
(Print title of signatory, if signing for an entity)

INVESTOR

CRC Holdings LLC
(Print Investor name)

/s/ Rafael Omar Carrillo
(Signature)

Rafael Omar Carrillo
(Print name of signatory, if signing for an entity)

Sole Manager
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

COVAXX PML SPV 1 LP
(Print Investor name)

/s/ Jon Layman
(Signature)

Jon Layman
(Print name of signatory, if signing for an entity)

Authorized Person, Prime Movers Lab GP I LLC, its General Partner
(Print title of signatory, if signing for an entity)

INVESTOR

CV Fund Capital LLC
(Print Investor name)

/s/ Ryan Freedman
(Signature)

Ryan Freedman
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

CXGL Holdings, LP
(Print Investor name)

/s/ Guillermo Gonzalez Guajardo
(Signature)

Guillermo Gonzalez Guajardo
(Print name of signatory, if signing for an entity)

President of G3 Management, its General Partner
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Dean Graziosi
(Print Investor name)

/s/ Dean Graziosi
(Signature)

Dean Graziosi
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Derek Collison Family Revocable Trust
(Print Investor name)

/s/ Derek Collison
(Signature)

Derek Collison
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

Derek Collison
(Print Investor name)

/s/ Derek Collison
(Signature)

Derek Collison
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Dr. Richard Greco
(Print Investor name)

/s/ Dr. Richard Greco
(Signature)

Dr. Richard Greco
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Dychtwald Revocable Trust
(Print Investor name)

/s/ Ken Dychtwald
(Signature)

Ken Dychtwald
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

EAGLE EYE ASSET HOLDINGS PTE LTD.
(Print Investor name)

/s/ Gaurav Gupta
(Signature)

Gaurav Gupta
(Print name of signatory, if signing for an entity)

Director
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Edik Hartoonian
(Print Investor name)

/s/ Edik Hartoonian
(Signature)

Edik Hartoonian
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Euclidean Laplace Investments, LLC
(Print Investor name)

/s/ Richard Barry
(Signature)

Richard Barry
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Eudes Fabre
(Print Investor name)

/s/ Eudes Fabre
(Signature)

Eudes Fabre
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Formic Ventures LLC
(Print Investor name)

/s/ Michael Antonov
(Signature)

Michael Antonov
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

GW Ventures, LLC
(Print Investor name)

/s/ Leslie C. Giordani
(Signature)

Leslie C. Giordani
(Print name of signatory, if signing for an entity)

Manager of ATX Corporate Services, LLC, its manager
(Print title of signatory, if signing for an entity)

INVESTOR

High Express Holdings Limited
(Print Investor name)

/s/ James Chui
(Signature)

James Chui
(Print name of signatory, if signing for an entity)

President
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Howard D. Fineman
(Print Investor name)

/s/ Howard D. Fineman
(Signature)

Howard D. Fineman
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

IO Fund LLC
(Print Investor name)

/s/ James Smith
(Signature)

James Smith
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Jackson Grunsky
(Print Investor name)

/s/ Jackson Grunsky
(Signature)

Jackson Grunsky
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Joan M Greco
(Print Investor name)

/s/ Joan M Greco
(Signature)

Joan M Greco
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

John Howard Moon Jr.
(Print Investor name)

/s/ John Howard Moon Jr.
(Signature)

John Howard Moon Jr.
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

John Rost
(Print Investor name)

/s/ John Rost
(Signature)

John Rost
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

John Ryan
(Print Investor name)

/s/ John Ryan
(Signature)

John Ryan
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Jola, LP
(Print Investor name)

/s/ Josh Jenkins-Robbins
(Signature)

Josh Jenkins-Robbins
(Print name of signatory, if signing for an entity)

Partner
(Print title of signatory, if signing for an entity)

INVESTOR

Jolly Admire Limited
(Print Investor name)

/s/ James Chui
(Signature)

James Chui
(Print name of signatory, if signing for an entity)

Director
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Justin Sean LLC
(Print Investor name)

/s/ Justin Ferrero
(Signature)

Justin Ferrero
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Kidder 1000, LLC
(Print Investor name)

/s/ Todd LaRocca
(Signature)

Todd LaRocca
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

INVESTOR

Kristen Diamandis
(Print Investor name)

/s/ Kristen Diamandis
(Signature)

Kristen Diamandis
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Lauren Selig
(Print Investor name)

/s/ Lauren Selig
(Signature)

Lauren Selig
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Lynwood Partners LLC
(Print Investor name)

/s/ Charlie Hamilton
(Signature)

Charlie Hamilton
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

M&L Sorochinsky Family Trust
(Print Investor name)

/s/ Michael Sorochinsky
(Signature)

Michael Sorochinsky
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

M13 Enterprises LLC
(Print Investor name)

/s/ Courtney Reum
(Signature)

Courtney Reum
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

INVESTOR

MBX Capital II, LP
(Print Investor name)

/s/ Gurdane Bhutani
(Signature)

Gurdane Bhutani
(Print name of signatory, if signing for an entity)

Managing Partner of MBX Capital II GP, LLC, its General Partner
(Print title of signatory, if signing for an entity)

INVESTOR

MBX Crossover Capsule I, LLC
(Print Investor name)

/s/ Gurdane Bhutani
(Signature)

Gurdane Bhutani
(Print name of signatory, if signing for an entity)

Managing Partner of MBX Capital II GP, LLC, its Manager
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Michael Antonov Charitable Foundation, Inc
(Print Investor name)

/s/ Michael Antonov
(Signature)

Michael Antonov
(Print name of signatory, if signing for an entity)

Founder and CEO
(Print title of signatory, if signing for an entity)

INVESTOR

Michael Chandler
(Print Investor name)

/s/ Michael Chandler
(Signature)

Michael Chandler
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Mejor Vida LLC
(Print Investor name)

/s/ Ivan Tapia
(Signature)

Ivan Tapia
(Print name of signatory, if signing for an entity)

CEO
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

MTD Holdings, LP
(Print Investor name)

/s/ Leslie C. Giordani
(Signature)

Leslie C. Giordani
(Print name of signatory, if signing for an entity)

Manager, ATX Corporate Services LLC, manager of MTD GP, LLC, its General Partner
(Print title of signatory, if signing for an entity)

INVESTOR

New Stuff, LLC
(Print Investor name)

/s/ Benjamin Lurie
(Signature)

Benjamin Lurie
(Print name of signatory, if signing for an entity)

VP & CIO of 2 NRP Managers, LLC, its managing member
(Print title of signatory, if signing for an entity)

INVESTOR

Norman C. Caldwell Revocable Trusted Dated May 18th, 2017
(Print Investor name)

/s/ Norman Caldwell
(Signature)

Norman Caldwell
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Nutrinversiones LLC
(Print Investor name)

/s/ Guillermo Rodriguez Navarrete
(Signature)

Guillermo Rodriguez Navarrete
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

PE Fund LP
(Print Investor name)

/s/ Mike Zinsky
(Signature)

Mike Zinsky
(Print name of signatory, if signing for an entity)

President and Chief Financial Officer of WWJr. Enterprises Inc., its General Partner
(Print title of signatory, if signing for an entity)

INVESTOR

Perot Jain, LP
(Print Investor name)

/s/ Cindy Revol
(Signature)

Cindy Revol
(Print name of signatory, if signing for an entity)

Principal
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Peter H. Diamandis
(Print Investor name)

/s/ Peter H. Diamandis
(Signature)

Peter H. Diamandis
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Peter Powchik
(Print Investor name)

/s/ Peter Powchik
(Signature)

Peter Powchik
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

PIH Pharma Industry Holding GmbH
(Print Investor name)

/s/ Carsten Klocke
(Signature)

Carsten Klocke
(Print name of signatory, if signing for an entity)

Managing Director
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Prime Movers Growth Fund I LP
(Print Investor name)

/s/ Jon Layman
(Signature)

Jon Layman
(Print name of signatory, if signing for an entity)

Authorized Person, Prime Movers Lab LLC, Managing Member, Prime Movers Growth GP I LLC, its General Partner
(Print title of signatory, if signing for an entity)

INVESTOR

Prime Movers Lab Fund I LP
(Print Investor name)

/s/ Jon Layman
(Signature)

Jon Layman
(Print name of signatory, if signing for an entity)

Authorized Person, Prime Movers Lab GP I LLC, its Gener
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Pyrite Ventures LLC
(Print Investor name)

/s/ Aaron Fernandes
(Signature)

Aaron Fernandes
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

INVESTOR

RISE Investments International II Series 13, LLC
(Print Investor name)

/s/ Brian Graham
(Signature)

Brian Graham
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Robert Nelson
(Print Investor name)

/s/ Robert Nelson
(Signature)

Robert Nelson
(Print name of signatory, if signing for an entity)

Robert Nelson
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Ruel Hamilton
(Print Investor name)

/s/ Ruel Hamilton
(Signature)

Ruel Hamilton
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Windchime Investments LLC
(Print Investor name)

/s/ Ruel Hamilton
(Signature)

Ruel Hamilton
(Print name of signatory, if signing for an entity)

Managing and Sole Member
(Print title of signatory, if signing for an entity)

INVESTOR

Sarah Holbrooke
(Print Investor name)

/s/ Sarah Holbrooke
(Signature)

Sarah Holbrooke
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Scott A. Conery Trust, dated May 6, 2002
(Print Investor name)

/s/ Scott Conery
(Signature)

Scott Conery
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

Scoggin International Fund, Ltd
(Print Investor name)

/s/ Craig Effron
(Signature)

Craig Effron
(Print name of signatory, if signing for an entity)

Director
(Print title of signatory, if signing for an entity)

INVESTOR

Scott Bisciotti
(Print Investor name)

/s/ Scott Bisciotti
(Signature)

Scott Bisciotti
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

SDS Holdings LLC Series C19
(Print Investor name)

/s/ Daniel Smith
(Signature)

Daniel Smith
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Seidl Family Revocable Trust Dated May 12, 2016
(Print Investor name)

/s/ Michael Seidl
(Signature)

Michael Seidl
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

Siber Biotechnologies, LLC
(Print Investor name)

/s/ George Siber
(Signature)

George Siber
(Print name of signatory, if signing for an entity)

President
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Stephen Co
(Print Investor name)

/s/ Stephen Co
(Signature)

Stephen Co
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Daphne Co
(Print Investor name)

/s/ Daphne Co
(Signature)

Daphne Co
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Sugarman Family Partners
(Print Investor name)

/s/ Michael Sugarman
(Signature)

Michael Sugarman
(Print name of signatory, if signing for an entity)

General Partner
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Susan Reese
(Print Investor name)

/s/ Susan Reese
(Signature)

Susan Reese
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Susan Wexler Declaration of Trust
(Print Investor name)

/s/ Susan W. Mazzoni
(Signature)

Susan W. Mazzoni
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

Sylvia Benito
(Print Investor name)

/s/ Sylvia Benito
(Signature)

Sylvia Benito
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Tahsinul Zia Huque
(Print Investor name)

/s/ Tahsinul Zia Huque
(Signature)

Tahsinul Zia Huque
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

The Combs Family Trust
(Print Investor name)

/s/ Brett Combs
(Signature)

Brett Combs
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

The Danny and Lindsey Revocable Trust
(Print Investor name)

/s/ Daniel S. Growald
(Signature)

Daniel S. Growald
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

The George A. Vradenburg III 2012 Irrevocable Trust
(Print Investor name)

/s/ Tyler Vradenburg
(Signature)

Tyler Vradenburg
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

The Georgia Institute for Plastic Surgery, P.C. Retirement Savings Plan FBO Richard Greco
(Print Investor name)

/s/ Richard Greco
(Signature)

Richard Greco
(Print name of signatory, if signing for an entity)

Plan Administrator
(Print title of signatory, if signing for an entity)

INVESTOR

The Gregory R. Blatt 2020 Annuity Trust IX
(Print Investor name)

/s/ Greg Blatt
(Signature)

Greg Blatt
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

THE GREGORY R. BLATT 2021 ANNUITY TRUST III
(Print Investor name)

/s/ Greg Blatt
(Signature)

Greg Blatt
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

The Pershing Square Foundation
(Print Investor name)

/s/ William A. Ackman
(Signature)

William A. Ackman
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

The London-Wen Trust dated Sept. 19, 2017
(Print Investor name)

/s/ Matthew London
(Signature)

Matthew London
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

The Ward and Clara Hendon Trust
(Print Investor name)

/s/ Ward Hendon
(Signature)

Ward Hendon
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

INVESTOR

TKW Partners LLC
(Print Investor name)

/s/ Todd Wanek
(Signature)

Todd Wanek
(Print name of signatory, if signing for an entity)

Manager, TKW Capital Manager; its Manager
(Print title of signatory, if signing for an entity)

INVESTOR

Tribe Capital iV, LLC – Series 8
(Print Investor name)

/s/ Arjun Sethi
(Signature)

Arjun Sethi
(Print name of signatory, if signing for an entity)

Manager, Tribe Capital Partners IV, LLC, its Manager
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

Tribe Capital V, LLC – Series 9
(Print Investor name)

/s/ Arjun Sethi
(Signature)

Arjun Sethi
(Print name of signatory, if signing for an entity)

Manager, Tribe Capital Partners V, LLC, its Manager
(Print title of signatory, if signing for an entity)

INVESTOR

TY & Sons Investments
(Print Investor name)

/s/ Yasser Yassin
(Signature)

Yasser Yassin
(Print name of signatory, if signing for an entity)

Authorized Signatory
(Print title of signatory, if signing for an entity)

INVESTOR

United Biomedical, Inc. Asia
(Print Investor name)

/s/ Chingho Chang
(Signature)

Chingho Chang
(Print name of signatory, if signing for an entity)

Independent Supervisor
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

United Biomedical, Inc.
(Print Investor name)

/s/ Joop Sistermans
(Signature)

Joop Sistermans
(Print name of signatory, if signing for an entity)

Director
(Print title of signatory, if signing for an entity)

INVESTOR

UNS Investors, LP
(Print Investor name)

/s/ Rudy Beuttenmuller
(Signature)

Rudy Beuttenmuller
(Print name of signatory, if signing for an entity)

Registered Agent
(Print title of signatory, if signing for an entity)

INVESTOR

WSA Vaxxinity SPV LLC
(Print Investor name)

/s/ Sam Behboudi
(Signature)

Sam Behboudi
(Print name of signatory, if signing for an entity)

Managing Member, Wembly Strategic Advisory, LLC, its Manager
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

INVESTOR

William A. Crider, III
(Print Investor name)

/s/ William A. Crider, III
(Signature)

William A. Crider, III
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

INVESTOR

Winward Holdings LLC
(Print Investor name)

/s/ Howard Ray Hix, Jr.
(Signature)

Howard Ray Hix, Jr.
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

INVESTOR

WEST INVESTMENTS V, LLC
(Print Investor name)

/s/ Robert P. Hrtica
(Signature)

Robert P. Hrtica
(Print name of signatory, if signing for an entity)

Manager
(Print title of signatory, if signing for an entity)

[Signature Page to Registration Rights Agreement]

SCHEDULE A

INVESTORS

2859611 Canada Inc.

[***]

Academy Ventures, LLC

[***]

Adage Capital Partners, LP

[***]

Adam Bernholz

[***]

Adin Campbell Murray

[***]

Ajay K. Gupta and Silvia S. Gupta Family Trust U/A Dtd 5/25/2007

[***]

Araceli Perez

[***]

Ask America LLC

[***]

Ayon Capital, LLC

[***]

BBRC International Pte Ltd at The BB Family International Trust

[***]

Becky Lynne Trust

[***]

Beofund LLC

[***]

Blackfoot Healthcare Ventures

[***]

Blatt Family Investments LLC

[***]

Bonnie Pearl Robbins

[***]

Brian and Hallie Guiltinan

[***]

Brian Cooper

[***]

C S Bio Co.

[***]

Celina Belizan

[***]

Charles Brady

[***]

Charles D. and Elizabeth H. Duva

[***]

Chasing the Sun 2 LLC

[***]

Competent Excel Limited

[***]

COVAXX PML SPV 1 LP

[***]

COVAXX PML SPV 2 LP

[***]

COVAXX PML SPV 3 LP

[***]

CRC Holdings LLC

[***]

CV Fund Capital LLC

[***]

CXGL Holdings, LP

[***]

Dean Graziosi

[***]

Derek Collison

[***]

Derek Collison Family Revocable Trust

[***]

Dychtwald Revocable Trust

[***]

EAGLE EYE ASSET HOLDINGS PTE LTD.

[***]

Edik Hartoonian

[***]

Euclidean Laplace Investments, LLC

[***]

Eudes Fabre

[***]

Formic Ventures LLC

[***]

George A Vradenburg III 2012 Irrevocable Trust

[***]

GW VENTURES LLC

[***]

High Express Holdings Limited

[***]

Howard Fineman

[***]

IO Fund LLC Investment

[***]

Jackson Grunsky

[***]

Joan Greco

[***]

John Rost

[***]

John Ryan

[***]

JOLA, LP

[***]

Jolly Admire Limited

[***]

Justin Sean LLC

[***]

Kidder 1000, LLC

[***]

Kristen Diamandis

[***]

Lauren Selig

[***]

Lynwood Partners LLC

[***]

M&L Sorochinsky Family Trust

[***]

M13 Enterprises LLC

[***]

MBX Capital II, LP

[***]

MBX Crossover Capsule I, LLC

[***]

Mejor Vida LLC (Ivan Tapia)

[***]

Michael Antonov Charitable Foundation, Inc

[***]

Michael Chandler

[***]

Moon Jr., John Howard

[***]

MTD Holdings, LP

[***]

New Stuff, LLC

[***]

Norman C. Caldwell Revocable Trust Dated May 18th, 2017

[***]

Nutrinversiones LLC

[***]

PE Fund LP

[***]

Perot Jain, L.P.

[***]

Peter Diamandis

[***]

Peter Powchik Promissory Note

[***]

PIH Pharma Holdings GmbH

[***]

Prime Movers Growth Fund 1 LP

[***]

Prime Movers Lab Fund I LP

[***]

Pyrite Ventures LLC

[***]

Regen Horchow, Partner, Chatham Hill Investment Partnership

[***]

Richard Greco

[***]

RISE Investments International II Series 13, LLC

[***]

Robert Nelsen

[***]

Ruel Hamilton

[***]

Sarah Holbrooke

[***]

Scoggin international Fund, Ltd

[***]

Scott A Conery Trust, dated May 6, 2002

[***]

Scott Bisciotti

[***]

SDS Holdings LLC Series C19

[***]

SEIDL FAMILY REVOCABLE TRUST DATED MAY 12, 2016

[***]

Siber Biotechnologies LLC

[***]

Stephen and Daphne Co.

[***]

Sugarman Family Partners

[***]

Susan Reese

[***]

Susan Wexler Declaration of Trust

[***]

Sylvia Benito

[***]

Tahsinul Huque

[***]

The Combs Family Trust

[***]

The Danny and Lindsey Revocable Trust

[***]

The Georgia Institute for Plastic Surgery, P.C. Retirement Savings Plan FBO Richard Greco

[***]

THE GREGORY R. BLATT 2020 ANNUITY TRUST IX

[***]

THE GREGORY R. BLATT 2021 ANNUITY TRUST III

[***]

The London – Wen Trust dated Sept. 19, 2017

[***]

The Pershing Square Foundation

[***]

TKW Capital Partners, LLC

[***]

Tribe Capital IV, LLC – Series 8

[***]

Tribe Capital V, LLC—Series 9 by Tribe Capital Partners V, LLC Its: Manager

[***]

TY & Sons Investments

[***]

United Biomedical, Inc.

[***]

United Biomedical, Inc. Asia

[***]

UNS Investors, LP

[***]

Ward and Clara Hendon Trust

[***]

West Investments V, LLC

[***]

William A. Crider III

[***]

Windchime Investments LLC

[***]

Winward Holdings LLC

[***]

WSA Vaxxinity SPV LLC

[***]